Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of March 23, 2011 (this “Amendment”) relating to that certain Credit Agreement dated as of August 9, 2006 and as amended and restated as of June 23, 2009 and amended by Amendment No. 1 dated as of August 13, 2010 (the “Existing Credit Agreement” and, as amended hereby, the “Amended Credit Agreement”) among NIELSEN FINANCE LLC, a Delaware limited liability company (together with its successors and assigns, “Nielsen”), TNC (US) HOLDINGS INC., a New York corporation (together with its successors and assigns, “TNC Inc.” and, together with Nielsen, the “U.S. Borrowers”), NIELSEN HOLDING AND FINANCE B.V., a private company organized under the laws of The Netherlands, having its corporate seat in Diemen, The Netherlands (together with its successors and assigns, the “Dutch Borrower” and, together with the U.S. Borrowers, the “Borrowers”), the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, ABN AMRO Bank N.V., as a Swing Line Lender, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), DEUTSCHE BANK SECURITIES INC., as Syndication Agent, and JPMORGAN CHASE BANK, N.A., ABN AMRO BANK N.V. and ING BANK N.V., as Co-Documentation Agents.

PRELIMINARY STATEMENTS

(1) WHEREAS, Nielsen desires to amend the Existing Credit Agreement to memorialize the terms of a recently completed Revolving Pro Rata Extension Offer.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in any Loan Document, and each reference in any Loan Document to the Existing Credit Agreement or any other Loan Document or “thereunder”, “thereof” or other similar reference to such other Loan Document, shall, on and after the New Tranche A Revolving Credit Effective Date (as defined in Section 2 of this Amendment), refer to such Loan Document or other Loan Document as amended hereby.

SECTION 2. Amendments. With effect from the New Tranche A Revolving Credit Effective Date, the Existing Credit Agreement is hereby amended as set forth in this Section 2.

(a) The following defined terms shall be added to Section 1.01 of the Existing Credit Agreement in proper alphabetical order:

“Amendment No. 2” means that certain administrative amendment to the Credit Agreement dated as of the New Tranche A Revolving Credit Effective Date among the Administrative Agent and Nielsen.

“New Tranche A Revolving Credit Effective Date” means March 23, 2011.

(b) The following defined terms shall be deleted from Section 1.01 of the Existing Credit Agreement: “Tranche B Revolving Credit Commitment”, “Tranche C Revolving Credit Commitment”, “Tranche D Revolving Credit Commitment”, “Tranche E Revolving Credit Commitment”, “Tranche F

Revolving Credit Commitment”, “Tranche G Revolving Credit Commitment”, “Tranche H Revolving Credit Commitment”, “Tranche B Revolving Credit Facility”, “Tranche C Revolving Credit Facility”, “Tranche D Revolving Credit Facility”, “Tranche E Revolving Credit Facility”, “Tranche F Revolving Credit Facility”, “Tranche G Revolving Credit Facility”, “Tranche H Revolving Credit Facility”, “Tranche B Revolving Credit Lender”, “Tranche C Revolving Credit Lender”, “Tranche D Revolving Credit Lender”, “Tranche E Revolving Credit Lender”, “Tranche F Revolving Credit Lender”, “Tranche G Revolving Credit Lender”, “Tranche H Revolving Credit Lender”, “Tranche B Revolving Credit Loan”, “Tranche C Revolving Credit Loan”, “Tranche D Revolving Credit Loan”, “Tranche E Revolving Credit Loan”, “Tranche F Revolving Credit Loan”, “Tranche G Revolving Credit Loan”, “Tranche H Revolving Credit Loan”, “Tranche B Revolving Credit Note”, “Tranche C Revolving Credit Note”, “Tranche D Revolving Credit Note”, “Tranche E Revolving Credit Note”, “Tranche F Revolving Credit Note”, “Tranche G Revolving Credit Note”, and “Tranche H Revolving Credit Note”,

(c) The following defined terms in Section 1.01 of the Existing Credit Agreement shall be replaced in their entirety as set forth below:

“Applicable Rate” means a percentage per annum equal to:

(a) with respect to Class A Term Loans, which are

(A) Class A Euro Term Loans, the following percentages per annum based upon the Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Secured Leverage Ratio	Rate
1	<4.25:1	2.00%
2	≥4.25:1	2.25%

and

(B) which are Class A Dollar Term Loans, the following percentages per annum based upon the Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Secured Leverage Ratio	Eurocurrency Rate	Base Rate
1	<4.25:1	2.00%	1.00%
2	≥4.25:1	2.25%	1.25%

(b) with respect to Class B Term Loans, which are

(A) Class B Euro Term Loans, 3.75%; and

(B) which are Class B Dollar Term Loans, 3.75% in the case of Eurocurrency Rate Loans and 2.75% in the case of Base Rate Loans.

(c) with respect to Class C Term Loans, which are:

(A) Class C Euro Term Loans, the following percentages per annum based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Rate
1	≤5.00:1	3.50%
2	>5.00:1	3.75%

and

(B) which are Class C Dollar Term Loans, the following percentages per annum based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate	Base Rate
1	≤5.00:1	3.50%	2.50%
2	>5.00:1	3.75%	2.75%

; provided that the Applicable Rate set forth above in this clause (c) applicable to Class C Term Loans shall be reduced by 0.25% for so long as Borrowers maintain a corporate credit and/or family rating, as applicable, of either BB- from S&P or Ba3 from Moody’s.

(d) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees, the following percentages per annum (less, in the case of Letter of Credit fees, the fronting fee payable in respect of the applicable Letter of Credit), based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	<3.0:1	2.25%	1.25%	0.375%
2	≥3.0:1 but <3.5:1	2.50%	1.50%	0.50%
3	≥3.5:1 but <4.0:1	2.75%	1.75%	0.50%
4	≥4.0:1 but <4.5:1	3.00%	2.00%	0.625%
5	≥4.5:1 but <5.5:1	3.25%	2.25%	0.625%
6	≥5.5:1	3.50%	2.50%	0.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio or the Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that, at the option of the Administrative Agent or the Required Lenders, the highest Pricing Level shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Tranche A Revolving Credit Lenders, Class A Dollar Term Lenders, Class B Dollar Term Lenders, Class C Dollar Term Lenders, Class A Euro Term Lenders, Class B Euro Term Lenders or Class C Euro Term Lenders, (b) when used with respect to Commitments, refers to Tranche A Revolving Credit Commitments, and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Tranche A Revolving Credit Loans, Class A Dollar Term Loans, Class B Dollar Term Loans, Class C Dollar Term Loans, Class A Euro Term Loans, Class B Euro Term Loans or Class C Euro Term Loans.

“L/C Issuer” means Citibank, N.A., the Existing L/C Issuer, and any other Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder; provided that (x) the Outstanding Amount of L/C Obligations relating to Letters of Credit for which Citibank, N.A. is L/C Issuer shall not exceed $25,000,000 (and Citibank, N.A. shall not be under any obligation, notwithstanding anything herein to the contrary, to issue any Letter of Credit if such amount would be exceeded) and following the New Tranche A Revolving Credit Effective Date, (x) The Royal Bank of Scotland N.V. (formerly known as ABN AMRO Bank N.V.) (“RBS/ABN”) shall no longer be an L/C Issuer for purposes of issuing new Letters of Credit, and (y) upon the termination of all existing RBS/ABN Letters of Credit issued by RBS/ABN prior to the New Tranche A Revolving Credit Effective Date, RBS/ABN shall no longer be an L/C Issuer for any purpose under the Credit Agreement

“Maturity Date” means (i) with respect to the Class A Term Loans, the seventh anniversary of the Pushdown Date, (ii) with respect to the Class B Term Loans, May 1, 2016, (iii) with respect to the Class C Term Loans, May 1, 2016 and (iv) with respect to the Revolving Credit Facility, April 1, 2016.

“Revolving Credit Commitment” means the Tranche A Revolving Credit Commitment.

“Revolving Credit Facility” means the Tranche A Revolving Credit Facility.

“Revolving Credit Note” means a Tranche A Revolving Credit Note.

“Tranche A Revolving Credit Commitment” means, as to each Tranche A Revolving Credit Lender, its obligation to (a) make Tranche A Revolving Credit Loans to the U.S. Borrowers and the Dutch Borrower pursuant to Section 2.01(c)(i), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule A to Amendment No. 2, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The aggregate Tranche A Revolving Credit Commitments of all Tranche A Revolving Credit Lenders shall be $635,000,000 on the New Tranche A Revolving Credit Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

(d) Section 2.01(c) of the Existing Credit Agreement is hereby replaced in its entirety with the following:

“(c) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein each Tranche A Revolving Credit Lender severally agrees to make Tranche A Revolving Credit Loans denominated in Dollars or Euros as elected by either U.S. Borrower or the Dutch Borrower pursuant to Section 2.02 to such Borrower from its applicable Lending Office (each such loan, a “Tranche A Revolving Credit Loan” or a “Revolving Credit Loan”) from time to time, on any Business Day until the Maturity Date for the Revolving Credit Facility, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Tranche A Revolving Credit Commitment; provided that after giving effect to any Tranche A Revolving Credit Borrowing, the aggregate Outstanding Amount of the Tranche A Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Tranche A Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitments, and subject to the other terms and conditions hereof, each Borrower may borrow under this Section 2.01(c), prepay under Section 2.05, and reborrow under this Section 2.01(c). Revolving Credit Loans denominated in Dollars may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein, and Revolving Credit Loans denominated in Alternative Currencies must be Eurocurrency Rate Loans, as further provided herein.”

(e) The final sentence of Section 2.02(a) of the Existing Credit Agreement is hereby deleted in its entirety.

(f) Section 2.16(f)(iii) is amended to replace the reference to “Amendment Effective Date” to “New Tranche A Revolving Credit Effective Date”.

SECTION 3. Certain Consequences Of Effectiveness.

On and after the New Tranche A Revolving Credit Effective Date, the rights and obligations of the parties to the Existing Credit Agreement shall be governed by the Amended Credit Agreement; provided that the rights and obligations of the parties to the Existing Credit Agreement with respect to the period prior to the New Tranche A Revolving Credit Effective Date shall continue to be governed by the provision of the Existing Credit Agreement prior to giving effect to this Amendment and the amendments contemplated hereby. The Existing Credit Agreement and the other Loan Documents, as specifically amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the foregoing, Nielsen agrees that the Collateral Documents and all of the Collateral does and shall continue to secure the payment of all Secured Obligations (including those modified hereby) on the terms and conditions set forth in the Collateral Documents.

SECTION 4. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY

WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER TRANSACTION RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE EXISTING CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 6. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or email of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NIELSEN FINANCE LLC

By:	/s/ William C. Bradley
William C. Bradley
Senior Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent

By:	/s/ Caesar Wyszomirski
Caesar Wyszomirski
Vice President

Schedule A to Amendment No 2.

Lender Name	Revolving Commitment	Pro Rata Share
Bank of America, N.A.	$25,000,000	3.937007874%
Citibank, N.A.	$40,000,000	6.299212598%
Credit Suisse AG, Cayman Islands Branch	$60,000,000	9.448818898%
Deutsche Bank AG New York Branch	$60,000,000	9.448818898%
Goldman Sachs Bank USA	$60,000,000	9.448818898%
HSBC Bank plc	$30,000,000	4.724409449%
JPMorgan Chase Bank, N.A.	$150,000,000	23.622047244%
Mizuho Corporate Bank, Ltd.	$30,000,000	4.724409449%
Morgan Stanley Bank, N.A.	$40,000,000	6.299212598%
Morgan Stanley Senior Funding, Inc.	$110,000,000	17.322834646%
Sumitomo Mitsui Banking Corporation	$30,000,000	4.724409449%
Total:	$635,000,000	100%